UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  September 28, 2007
                                                    (September 28, 2007)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
      Toronto, Ontario, Canada                                    M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code


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Item 8.01. Other Events.

      On September 28, 2007, Devine Entertainment Corporation ("Devine") issued a press release regarding the transcript of Devine's September 26, 2007 investor conference call. A copy of the press release issued by Devine is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

            99.1  Press Release of Devine dated September 28, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Devine Entertainment Corporation

Date: September 28, 2007

                                                By: /s/ David Devine
                                                    ---------------------
                                                    Name:  David Devine
                                                    Title: President


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                                  EXHIBIT INDEX

Exhibit
Number      Description of Document
-------     -----------------------

99.1        Press Release of Devine dated September 28, 2007